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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549



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                                    FORM 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): JANUARY 8, 2001


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                           BANK OF GRANITE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-15956                   56-1550545
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


P.O. Box 128, 23 North Main Street, Granite Falls, N.C.                28630
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   (Address of Principal Executive Offices) (Zip Code)               (Zip Code)


                                 (828) 496-2000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)


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Bank of Granite Corporation, Form 8-K, January 8, 2001, page 1 of 7

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                           Bank of Granite Corporation
                                      INDEX


                                                                           Page

      Item 5 - Other Events                                                   3

      Item 7 - Exhibits                                                       3

      Signatures                                                              4

      Exhibit 99 (a) News Release dated January 8, 2001                       5



Bank of Granite Corporation, Form 8-K, January 8, 2001, page 2 of 7


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Item 5 - Other Events

         (a) On January 8, 2001, the Registrant issued a news release to announce its earnings for the quarter-to-date and year-to-date periods ended December 31, 2000.

As of December 31, 2000, the Company had 11,152,949 shares outstanding.

DISCLOSURES ABOUT FORWARD LOOKING STATEMENTS

         The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expect," "believe," "plan," "project," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.



The news of this event was released on January 8, 2001, as evidenced by Exhibit 99(a) to this Form 8-K.




Item 7 - Exhibits

   99   Additional Exhibits

      (a)  News Release dated January 8, 2001


Bank of Granite Corporation, Form 8-K, January 8, 2001, page 3 of 7

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Bank of Granite Corporation

         January 8, 2001                 By:  /s/ Kirby A. Tyndall
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                                              Kirby A. Tyndall
                                              Senior Vice President
                                              and Chief Financial Officer


Bank of Granite Corporation, Form 8-K, January 8, 2001, page 4 of 7